                                                                   EXHIBIT 10.8C

                               AMENDMENT NO. 3 TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

          AMENDMENT NO. 3, dated as of April 19, 2002 (this "AMENDMENT") to that certain Revolving Credit and Term Loan Agreement dated as of June 29, 1999, as amended as of June 26, 2000 and as of September 14, 2001 and as may be further amended, modified, restated or supplemented from time to time (the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("Penn Traffic"), DAIRY DELL, INC., BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders listed therein (collectively, the "LENDERS"), FLEET CAPITAL CORPORATION, as Administrative Agent for the Lenders (in such capacity, the "AGENT"), GMAC BUSINESS CREDIT, LLC, as documentation agent, and AMSOUTH BANK and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as co-agents is made by, between and among the Borrowers, the Lenders and the Agent. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

          WHEREAS, the Borrowers have requested that the Lenders amend certain financial covenants contained in the Loan Agreement and the Lenders, subject to the terms and conditions set forth herein, are willing to grant such request.

          WHEREAS, the Agent and the Lenders wish to confirm the Commitments of the Lenders as of the date hereof.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of April 19, 2002 (the "Effective Date"), subject to the fulfillment of the conditions under Section 6 hereof, as follows:

               (i) Section 8.13(a) (Cash Capital Expenditures) of the Credit Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR" and "AMOUNTS" and replacing it with the following:

               "Fiscal Year              Amounts
                -----------              -------
               2002                      $50,000,000
               2003                      $45,000,000
               2004                      $47,000,000
               2005                      $47,000,000
               2006                      $50,000,000
               2007                      $50,000,000"

               (ii) Section 8.14 (Consolidated EBITDA) of the Credit Agreement is hereby amended by(x) deleting the information set forth under the headings "FISCAL QUARTER" and "AMOUNTS" and replacing it with the following:

               "Fiscal Quarter           Amounts
               ---------------           -------
               Fiscal Year 2002 Q4       $ 95,000,000
               Fiscal Year 2003 Q1       $ 95,000,000
               Fiscal Year 2003 Q2       $ 95,000,000
               Fiscal Year 2003 Q3       $ 95,000,000
               Fiscal Year 2003 Q4       $ 95,000,000
               Fiscal Year 2004 Q1       $ 95,000,000
               Fiscal Year 2004 Q2       $ 96,000,000
               Fiscal Year 2004 Q3       $ 97,000,000
               Fiscal Year 2004 Q4       $ 98,000,000
               Fiscal Year 2005 Q1       $101,000,000
               Fiscal Year 2005 Q2       $104,000,000
               Fiscal Year 2005 Q3       $108,000,000
               Fiscal Year 2005 Q4       $112,000,000
               Fiscal Year 2006 Q1       $115,000,000
               Fiscal Year 2006 Q2       $118,000,000
               Fiscal Year 2006 Q3       $121,000,000
               Fiscal Year 2006 Q4       $125,000,000
               Fiscal Year 2007 Q1       $130,000,000
               Fiscal Year 2007 Q2       $135,000,000"

and (y) deleting the following proviso at the end of Section 8.14 of the Loan
Agreement:

          "provided, that solely for the purpose of the requirements of this
          Section 8.14 and without any effect upon any other provision of this Agreement or the definition of Consolidated EBITDA, $10,000,000 shall be added to Consolidated EBITDA calculated for the four consecutive Fiscal Quarter periods ending on each of the third and fourth Fiscal Quarters of Fiscal Year 2002 and on each of the first, second, third and fourth Fiscal Quarters of Fiscal Year 2003."

               (iii) Section 8.16 (Consolidated Interest Coverage Ratio) of the Credit Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR", "QUARTER" and "REQUIREMENT" and replacing it with the following:

               "Fiscal Year       Quarter    Requirement
               ------------       -------    -----------
               2002                  4       2.10

               "Fiscal Year       Quarter    Requirement
               ------------       -------    -----------
               2003                  1       2.15
                                     2       2.20
                                     3       2.25
                                     4       2.30

               2004                  1       2.35
                                     2       2.40
                                     3       2.40
                                     4       2.40

               2005                  1       2.45
                                     2       2.50
                                     3       2.60
                                     4       2.70

               2006                  1       2.75
                                     2       2.80
                                     3       2.85
                                     4       2.90

               2007                  1       2.95
                                     2       3.00"

               (iv) Section 8.17 (Consolidated Fixed Charge Coverage Ratio) of the Credit Agreement is hereby amended by deleting the information set forth under the headings "FISCAL YEAR" and "REQUIREMENT" and replacing it with the following:

               "Fiscal Year              Requirement
                -----------              -----------
               2002                      1.00
               2003                      1.00
               2004                      1.00
               2005                      1.00
               2006                      1.00"

          (v) For the periods on and after the Effective Date, Annex B (Pricing
Grid) to the Credit Agreement is hereby deleted in its entirety and replaced with Annex B annexed hereto.

          2. REPRESENTATIONS AND WARRANTIES. As an inducement to the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Lenders and agrees with the Lenders as follows:

               (a) It has the power and authority to enter into this Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

               (b) As of the date hereof and after giving effect to the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

          3. COMMITMENTS OF LENDERS. Each Lender party hereto, and the Agent, confirms that Annex A annexed hereto sets forth the Commitment of such Lender as of the date hereof. The Swing Line Lender confirms that the Commitment of the Swing Line Lender is as set forth in Section 2.12 of the Loan Agreement.

          4. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

          5. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

          6. EFFECTIVE DATE. This Agreement shall become effective on the Effective Date subject to the fulfillment of the following conditions:

               (i) No Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

               (ii) The Borrowers shall deliver to the Agent a certificate of the Borrowers' Chief Executive or Chief Financial Officer with respect to Section (i) above and such other instruments and documents as the Agent shall reasonably request.

               (iii) The Agent shall have received an original counterpart of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders.

          7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

          8. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        BORROWERS:

                                        THE PENN TRAFFIC COMPANY

                                        By:
                                            ------------------------------------
                                            Title:

                                        DAIRY DELL, INC.


                                        By:
                                            ------------------------------------
                                            Title:

                                        BIG M SUPERMARKETS, INC.


                                        By:
                                            ------------------------------------
                                            Title:

                                        PENNY CURTISS BAKING COMPANY INC.


                                        By:
                                            ------------------------------------
                                            Title:

                                        ADMINISTRATIVE AGENT:

                                        FLEET CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                        Title:

                                        SWING LINE LENDER:

                                        FLEET CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                        Title:

                                        LENDERS:

                                        FLEET CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                            Title:

                                        GMAC BUSINESS CREDIT, LLC

                                        By:
                                            ------------------------------------
                                            Title:

                                        AMSOUTH BANK

                                        By:
                                            ------------------------------------
                                            Title:

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION

                                        By:
                                            ------------------------------------
                                            Title:

                                        HELLER FINANCIAL, INC.

                                        By:
                                            ------------------------------------
                                            Title:

                                        LASALLE BUSINESS CREDIT, INC.

                                        By:
                                            ------------------------------------
                                            Title:

                                        CITIZENS BUSINESS CREDIT COMPANY

                                        By:
                                            ------------------------------------
                                            Title:

                                        THE CIT GROUP/BUSINESS CREDIT, INC.

                                        By:
                                            ------------------------------------
                                            Title:

                                        IBJ WHITEHALL BUSINESS CREDIT
                                        CORPORATION

                                        By:
                                            ------------------------------------
                                            Title:

                                        FOOTHILL CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                            Title:

                                        TRANSAMERICA BUSINESS CREDIT CORPORATION

                                        By:
                                            ------------------------------------
                                            Title:

                                        SOVEREIGN BANK

                                        By:
                                            ------------------------------------
                                            Title:

                                        THE PROVIDENT BANK

                                        By:
                                            ------------------------------------
                                            Title:

                                                                         Annex A

                                   COMMITMENTS

                                                REVOLVING               A TERM             B TERM               TOTAL
          LENDER                                COMMITMENT            COMMITMENT         COMMITMENT           COMMITMENT
          ------                                ----------            ----------         ----------           ----------
Fleet Capital Corporation                      $ 26,640,775          $ 6,703,125        $ 15,082,031         $ 48,425,931
GMAC Business Credit, LLC                      $ 19,218,750          $ 3,093,750        $  6,960,938         $ 29,273,438
AmSouth Bank                                   $ 14,053,980          $ 2,262,876        $  8,121,094         $ 24,437,950
Bank of America National Trust
and Savings Association                        $ 22,421,875          $ 3,609,375        $  8,121,094         $ 34,152,344
Foothill Capital Corporation                   $ 27,586,645          $ 4,440,249        $  6,960,938         $ 38,987,832
Heller Financial, Inc.                         $ 16,015,625          $ 2,578,125        $  5,800,781         $ 24,394,531
LaSalle Business Credit, Inc.                  $ 16,015,625          $ 2,578,125        $  5,800,781         $ 24,394,531
CIT Group/Business Credit, Inc.                $ 16,015,625          $ 2,578,125        $  5,800,781         $ 24,394,531
Citizens Business Credit Company               $  9,609,375          $ 1,546,875        $  3,480,469         $ 14,636,719
IBJ Whitehall Business Credit
Corporation                                    $  9,609,375          $ 1,546,875        $  3,480,469         $ 14,636,719
Transamerica Business Credit
Corporation                                    $ 14,999,850                  -0-                 -0-         $ 14,999,850
Sovereign Bank                                 $  6,406,250          $ 1,031,250        $  2,320,311         $  9,757,811
The Provident Bank                             $  6,406,250          $ 1,031,250        $  2,320,313         $  9,757,813
Total                                          $205,000,000          $33,000,000        $ 74,250,000         $312,250,000

                                     ANNEX B

                                  PRICING GRID
                        (Rates and fees in basis points)

                                 Revolving/ Swing Line
             Consolidated               Loans                   Term Loans A              Term Loans B
             Funded Debt                     Prime Rate               Prime Rate                Prime Rate   Unused Line
               Ratio              Libor +         +        Libor +        +          Libor +        +            Fee
             -----------          -------    ----------    -------    ----------     -------    ----------   ------------
Tier I:         4.75+              275          175          275         175          300          200           50
Tier II:     4.26 - 4.75           250          150          250         150          300          200           50
Tier III:    3.76 - 4.25           225          125          225         125          275          175         37.5
Tier IV:     3.26 - 3.75           200          100          200         100          275          175           25
Tier V:        < 3.25            187.5         87.5        187.5        87.5          275          175           25

          There will be no pricing adjustment prior to May 1, 2000 (the "Adjustment Date"). The initial review for pricing adjustment will occur following receipt of the Borrowers' financial statements delivered pursuant to
Section 7.2(a) for Fiscal Year 2000. Thereafter, rate adjustments based on the Pricing Grid will be made following receipt from the Borrowers of the financial statements delivered pursuant to Section 7.2(a) or 7.2(b), and of a request for a rate adjustment accompanied by a schedule reflecting the appropriate calculation.

          Quarterly adjustments based on the Pricing Grid shall occur 45 and 90 days after the end of the quarter or year-end, as appropriate, based on the financial statements for the corresponding periods respectively.

          Solely for the purposes of calculating Consolidated Funded Debt Ratio under this Pricing Grid for the first Fiscal Quarter of Fiscal Year 2001 and any subsequent Fiscal Quarter or Fiscal Year, Consolidated Funded Debt shall include the Undrawn Amount of all Letters of Credit outstanding on the date of determination.